UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2009
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC (Address of Principal Executive Offices)	27518 (Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release of Cornerstone Therapeutics Inc. dated May 19, 2009.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 13, 2009, Cornerstone Therapeutics Inc. (the “Company”) and Scott B. Townsend, Esq., the Company’s General Counsel, Executive Vice President of Legal Affairs and Secretary, mutually agreed that Mr. Townsend will leave the Company on June 5, 2009 to pursue other opportunities. The Company has commenced a search for a new general counsel to be based full-time at the Company’s headquarters in Cary, North Carolina.
     In connection with Mr. Townsend’s separation from the Company, and subject to his execution and delivery of a severance agreement and release drafted by and satisfactory to counsel to the Company, Mr. Townsend will be entitled to receive, among other things, the following change of control severance benefits pursuant to Section 5.5 of his Amended and Restated Employment Agreement dated November 6, 2007 (the “Employment Agreement), as amended by the First Amendment to Amended and Restated Employment Agreement dated September 16, 2008 (the “Amendment”), including Section 4 of the Amendment:
•	a lump sum payment in an amount equal to his current annual base salary and a pro rata portion of his target cash bonus for 2009;

•	monthly payments in the amount of 100% of the monthly COBRA premiums for continued health and dental coverage for him and his dependents and 100% of the amount of the monthly premiums paid by the Company for life insurance and disability insurance for him until the earlier of one year after his last day of employment or the last day of the first month when he is eligible for health benefits through other employment;

•	accelerated vesting of 100% of his outstanding unvested stock options and restricted stock, except that, with respect to the restricted stock granted to him on November 3, 2008, only 35% of such shares will be accelerated; and

•	up to three months of outplacement services.
     The Company has previously filed the Employment Agreement as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and the Amendment as Exhibit 10.55 to the Company’s Registration Statement on Form S-4/A dated September 18, 2008. The Company refers you to such exhibits for the complete terms of these agreements.
     A copy of the Company’s press release announcing Mr. Townsend’s separation from the Company is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
     See the Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Date: May 19, 2009	By:	/s/ Craig A. Collard
Craig A. Collard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

Exhibit 99.1	Press Release of Cornerstone Therapeutics Inc. dated May 19, 2009.